EXHIBIT 10X

EXECUTION

FOURTH AMENDMENT TO MULTICURRENCY REVOLVING CREDIT AGREEMENT

AND OMNIBUS AMENDMENT TO LOAN DOCUMENTS

This FOURTH AMENDMENT TO MULTICURRENCY REVOLVING CREDIT AGREEMENT AND OMNIBUS AMENDMENT TO LOAN DOCUMENTS (this “Fourth Amendment”) is made and entered into as of the 19th day of December, 2013, by and among LOJACK CORPORATION (“LoJack”), the Subsidiaries listed on Schedule 1 to the Credit Agreement defined below (collectively with LoJack, and together with the other Persons that from time to time become Borrowers pursuant to the provisions of the Credit Agreement, the “Borrowers”), the Guarantors listed on Schedule 1 to the Credit Agreement (collectively with the other Persons that from time to time become Guarantors pursuant to the provisions of the Credit Agreement, the “Guarantors”), the Lenders listed on Schedule 2 to the Credit Agreement (collectively, the “Lenders”), RBS CITIZENS, N.A., as Administrative Agent for itself and each of the other Lenders from time to time party to the Credit Agreement (the “Administrative Agent”) and Lead Arranger, and TD BANK, N.A., as Issuing Bank. Capitalized terms used herein without definition shall have the respective meaning assigned to such terms in the Credit Agreement.

WHEREAS, (i) the Borrowers, the Guarantors, the Lenders and the Administrative Agent are party to that certain Multicurrency Revolving Credit Agreement, dated as of December 29, 2009 (as the same may be amended and in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrowers on the terms set forth therein, and (ii) the Borrowers, the Guarantors and the Administrative Agent are party to that certain Security Agreement, dated as of December 29; 2009 (as the same may be amended and in effect from time to time, the “Security Agreement”);

WHEREAS, Boomerang Tracking, Inc. (“LoJack Canada”), a subsidiary of LoJack, changed its name to LoJack Canada Enterprises Inc. and changed its province of incorporation to British Columbia;

WHEREAS, the Borrowers and the Guarantors have requested that the Credit Agreement and the Security Agreement be amended to allow the Borrowers to effect a reorganization in which LoJack Canada will become a subsidiary of LoJack Equipment Ireland Ltd. and will change its organizational structure to become an unlimited liability corporation (a ULC) (such transactions, collectively, the “LoJack Canada Reorganization”); and

WHEREAS, in connection with such reorganization, the Borrowers and the Guarantors have requested that LoJack Canada no longer continue to be a Borrower under the Credit Agreement, and that the Lenders release their security interest in the Pledged Stock consisting of the Capital Stock of LoJack Canada;

WHEREAS, the Administrative Agent and the Required Lenders are willing to make such amendments to the Credit Agreement on the terms set forth herein; and

WHEREAS, the parties desire to confirm and document the prior merger of LoJack Operating Company, L.P. into LoJack Corporation and to effect such amendments to the Credit Agreement as are necessary to reflect such event.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

I.    DEFINITIONS.

Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Fourth Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

II.    AMENDMENTS TO CREDIT AGREEMENT:

1.    Letters of Credit.

1.1    The parties desire to permit the issuance of Letters of Credit not only for the account of the Borrowers but also for the account of their Subsidiaries. To effect this change, the first sentence of Section 2.2.1(a) of the Credit Agreement is hereby amended by inserting, after the words “for the account of any of the Borrowers” in the fourth and fifth lines thereof, the following: “and any of their respective Subsidiaries.”

1.2    In addition, a new sentence shall be inserted at the end of Section 2.2.1(a)
as follows:

“If any Borrower requests issuance of a Letter of Credit for the account of a Subsidiary that is not a Borrower, the Borrowers confirm that they shall be jointly and severally liable to the Issuing Bank and the Lenders for obligations arising under such Letter of Credit.”

2.    Capital Stock of LoJack Canada. Effective as of the Fourth Amendment Date (as defined below), Section 11.2(a) of the Credit Agreement is hereby amended and restated as set forth below so as to delete all obligations to effect of pledge of the Capital Stock of LoJack Canada.

(a)    “Concurrently with the execution of the Credit Agreement, LoJack executed the Security Agreement in favor of the Administrative Agent for the benefit of the Lenders with respect to the Collateral, including 100% of all of the outstanding Capital Stock (the “Pledged Equity”) of LoJack Canada Enterprises Inc., a British Columbia business corporation formerly known as Boomerang Tracking, Inc. (“LoJack Canada”) and 65% of the outstanding Capital Stock of LoJack Equipment Ireland Limited, an Irish company (“LoJack Ireland”). Concurrently with the Fourth
Amendment, the pledge of the Pledged Equity of LoJack Canada was released. LoJack further agrees to deliver to the Administrative Agent all such documentation (including customary legal opinions of its U.S. counsel, the stock certificates representing the Pledged Equity subject to such pledge, stock powers with respect thereto executed in blank, and such other documents as shall be reasonably requested to perfect the Lien of such pledge) in each case in form and substance reasonably satisfactory to the Administrative Agent, and in a manner that the Administrative Agent shall be reasonably satisfied that it has a first priority perfected pledge of or charge over the Pledged Equity related thereto.”

3.    Amendment of Definition of Borrowers. Schedule 1 to the Credit Agreement is hereby amended to delete each of LoJack Canada and LoJack Operating Company, L.P. from the list of Borrowers.

III.    AMENDMENT TO SECURITY AGREEMENT

1.    The definition of “Excluded Foreign Subsidiary” in the Security Agreement is hereby amended and restated as follows:

““Excluded Foreign Subsidiary” means any Subsidiary of Grantors, other than LoJack Equipment Ireland Limited or any other Subsidiary of Grantors listed on Schedule 5 from time to time (including one or more of Foreign Subsidiaries made parties hereto pursuant to Section 7.6 of this Security Agreement and Section 11.2 of the Credit Agreement), that is not a Domestic Person. For the avoidance of doubt, LoJack Canada Enterprises Inc. (formerly known as Boomerang Tracking, Inc.) is an Excluded Foreign Subsidiary.”

2.    List of Pledged Collateral. Schedule 5 to the Security Agreement, which lists the Pledged Collateral, is hereby amended to delete LoJack Canada and LoJack Operating Company, L.P. therefrom.

IV.    CONDITIONS TO EFFECTIVENESS:

This Fourth Amendment shall become effective (the “Fourth Amendment Date”) upon (i) receipt by the Administrative Agent of this Fourth Amendment duly and properly authorized, executed and delivered by each of the respective parties, and (ii) receipt by the Administrative Agent of a Secretary’s Certificate certifying applicable resolutions and updated incumbency with specimen signatures for each officer other than Donald Peck and Randy Ortiz who is authorized to sign Loan Documents and/or Loan Requests.

V.    REPRESENTATIONS AND WARRANTIES:

Each of the Borrowers and the Guarantors represents and warrants to the Administrative
Agent and the Lenders as follows:

(1)    The execution, delivery and performance of this Fourth Amendment and the transactions contemplated hereby (i) are within the corporate authority of each Borrower and Guarantor, (ii) have been duly authorized by all necessary corporate proceedings of each Borrower and Guarantor, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any Borrower or Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to any Borrower or any Guarantor, and (iv) do not conflict with any provision of the governing documents of any Borrower or Guarantor.

(2)    The execution, delivery and performance of this Fourth Amendment (and the Credit Agreement as amended hereby) will result in valid and legally binding obligations of each Borrower and Guarantor enforceable against each of them in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief or other equitable remedy is subject to the discretion of the court before which any proceeding therefor may be brought.

(3)    The execution, delivery and performance by the Borrowers and the Guarantors of this Fourth Amendment does not require any approval or consent of, or filing with, any governmental agency or authority other than those already obtained, if any.

(4)    The representations and warranties contained in Section 7 of the Credit Agreement are true and correct in all material respects (if not qualified as to materiality or Material Adverse Effect) or in any respect (if so qualified) as of the Fourth Amendment Date as though made on and as of the Fourth Amendment Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

(5)    After giving effect to this Fourth Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.

(6)    LoJack Operating Company, L.P. was previously dissolved or merged out of existence in a transaction permitted by and consummated in accordance with Section 9.4 of the Credit Agreement.

VI.    MISCELLANEOUS:

(1)    Effect of Amendment; Ratification, Etc. To the extent any additional amendments or conforming changes may be necessary to the Credit Agreement, the Security Agreement or any other Loan Document to reflect the release of the pledge of the Capital Stock of LoJack Canada, the Credit Agreement, the Security Agreement and the other Loan Documents are hereby amended to the limited extent necessary to accomplish such result. Except as expressly amended hereby or pursuant to the precedent sentence, the Credit Agreement, the Security Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Fourth Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Fourth Amendment.

(2)    Guarantor Consent. Each of the undersigned Guarantors has guaranteed all of the Obligations under (and as defined in) the Credit Agreement. By executing this Fourth Amendment, each of the undersigned Guarantors hereby absolutely and unconditionally reaffirms to the Lenders that such Guarantor’s Guaranty remains in full force and effect and covers all Obligations under the Credit Agreement. In addition, each of the Guarantors hereby acknowledges and agrees to the terms and conditions of this Fourth Amendment (including, without limitation, the making of the representations and warranties and the performance of the covenants applicable herein).

(3)    Governing Law. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH
OF MASSACHUSETTS.

(4)    Counterparts. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. This Fourth Amendment, to the extent signed and delivered by means of a facsimile machine or other electronic transmission in which the actual signature is evident, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto or thereto shall re-execute original forms hereof and deliver them to all other parties. No party hereto shall raise the use of a facsimile machine or other electronic transmission in which the actual signature is evident to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or other electronic transmission in which the actual signature is evident as a defense to the formation of a contract and each party forever waives such defense.

IN WITNESS WHEREOF, each of the undersigned has duly executed this Fourth
Amendment to Credit Agreement as of the date first set forth above.

BORROWERS:

LOJACK CORPORATION

By: /s/    DONALD R. PECK
Name: Donald R. Peck
Title: EVP and Chief Financial Officer

LOJACK GLOBAL LLC

By: /s/    DONALD R. PECK
Name: Donald R. Peck
Title: EVP, CFO and Treasurer

LOJACK SAFETYNET, INC.

By: /s/    DONALD R. PECK
Name: Donald R. Peck
Title: EVP, CFO and Treasurer

ACKNOWLEDGED AND CONSENTED
TO:

LOJACK CANADA ENTERPRISES INC.

By: /s/    DONALD R. PECK
Name: Donald R. Peck
Title: EVP, CFO and Treasurer

GUARANTOR:

LSC LOCATOR SYSTEMS INTERNATIONAL
CORP.

By: /s/    DONALD R. PECK
Name: Donald R. Peck
Title: EVP, CFO and Treasurer

LENDERS

RBS CITIZENS, N.A.
as Lender and Administrative Agent

By: /s/    DAVID J. BUGBEE
Name: David J. Bugbee
Title: Senior Vice President

TD BANK, N.A.
as Lender and Issuing Bank

By: /s/    AMY L. HACKETT
Name: Amy LeBlanc Hackett
Title: Senior Vice President

LOJACK CORPORATION

SECRETARY'S CERTIFICATE

The undersigned, Jose M. Oxholm-Uribe, does hereby certify that he is the duly elected, qualified and acting Secretary of LoJack Corporation, a Massachusetts corporation (the "Corporation"), and that, as such, he is duly authorized to execute and deliver this Certificate on behalf of the Corporation in connection with that certain Fourth Amendment to Credit Agreement, dated as of December 19, 2013 (the "Amendment") to that certain Multicurrency Revolving Credit Agreement dated as of December 29, 2009, as amended (the "Credit Agreement") among LoJack Corporation ("LoJack"), the Corporation and certain other subsidiaries of LoJack, the lenders parties thereto (the "Lenders"), RBS Citizens, N.A., as Administrative Agent for the Lenders, and TD Bank, N.A., as issuing bank.

The undersigned further certifies that:

1.
As of the date hereof, there have been no changes to the Articles of Organization or by-laws of the Corporation provided as exhibits to the Secretary's Certificate of the Corporation delivered in connection with the Credit Agreement.

2.
Attached hereto as Exhibit A is a true, correct and complete copy of the resolutions duly adopted by the Board of Directors of the Corporation as of December 12, 2013 relating to the Boomerang Reorganization and the Fourth Amendment, which resolutions have not been rescinded in any respect and remain in full force and effect.

3.
The following persons are duly elected officers of the Corporation (except for John Barrett) and occupy as of the date hereof the offices and/or title set out opposite their respective names, and each such person is duly authorized to execute and deliver the Fourth Amendment and any other Loan Documents and/or Loan Requests:

NAME	OFFICE

Randy L. Ortiz	Chief Executive Officer and President

Donald R. Peck	Executive Vice President, Chief Financial Officer and Treasurer

John Barrett	Senior Director Tax and Treasury

4.	The signature appearing opposite the name of each person listed below constitutes his or her true signature:

NAME	SIGNATURE

Randy L. Ortiz	/s/ RANDY L. ORTIZ

Donald R. Peck	/s/ DONALD R. PECK

John Barrett	/s/ JOHN BARRETT

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 2013.

/s/    JOSE M. OXHOLM-URIBE
Jose M. Oxholm-Uribe
Senior Vice President, General Counsel and
Secretary

I, Donald R. Peck, Executive Vice President, Chief Financial Officer and Treasurer of the Corporation, hereby certify that Jose M. Oxholm-Uribe is the duly-elected, qualified and acting Senior Vice president, General Counsel and Secretary of the Corporation and that the signature set forth above is his true and genuine signature.

/s/    DONALD R. PECK
Donald R. Peck, Executive Vice President
Chief Financial Officer and Treasurer

EXHIBIT A

VOTED: To authorize and direct the Corporation to execute and deliver the stock power, selling, assigning and transferring 100,000 shares of common stock of LoJack Canada Enterprises ULC to LoJack Equipment Ireland Ltd. ("LoJack Ireland") in exchange for $ 4,986,000 (the "Stock Power").

VOTED: To authorize and direct the Corporation to license the Canadian rights to certain of its intellectual property to LoJack Ireland pursuant to a license agreement between the Corporation, as licensor, and LoJack Ireland, as licensee (as further amended, restated, modified and supplemented from time to time, in accordance with its terms, the "License Agreement"), and to authorize and direct the Corporation to enter into, execute, deliver and perform the License Agreement.

VOTED: To authorize and direct the CEO and President, EVP, CFO and Treasurer, and the Sr. VP General Counsel and Secretary of the Corporation, and each of them acting singly hereby is, authorized in the name and on behalf of the Corporation, to execute, acknowledge and deliver any and all agreements, certificates, filings, notices and other instruments and papers, and to do or cause to be done any and all such other acts and things, as may be shown by his or their judgment necessary or desirable to effectuate the transactions described in the foregoing resolutions, such officer's execution and/or performance thereof to be conclusive evidence of such approval and of the authorization thereof by this Board of Directors; and that all such actions taken to date in respect of the foregoing matters by any of the aforesaid officers of the Corporation be, and they hereby are, ratified, confirmed and approved.